UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02992

Exact name of registrant as specified in charter:	Dryden National Municipals Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2007
(Registrant changed its fiscal year end from December 31)

Date of reporting period:	8/31/2007

Item 1 – Reports to Stockholders

AUGUST 31, 2007	ANNUAL REPORT

Dryden National Municipals Fund, Inc.

FUND TYPE

Municipal bond

OBJECTIVE

High level of current income exempt from federal income taxes

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

October 15, 2007

Dear Shareholder:

On the following pages, you’ll find your annual report for the Dryden National Municipals Fund, which includes performance data, an analysis of Fund performance, and a listing of its holdings at period-end. The Fund’s fiscal year has changed from a reporting period that ends December 31 to one that ends August 31. This change should have no impact on the way the Fund is managed. Shareholders will receive future annual and semiannual reports on the new fiscal year-end schedule.

Mutual fund prices and returns will rise or fall over time, and asset managers tend to have periods when they perform better or worse than their long-term average. The best measures of a mutual fund’s quality are its return compared to that of similar investments and the variability of its return over the long term. We recommend that you review your portfolio regularly with your financial adviser.

Sincerely,

Judy A. Rice, President

Dryden National Municipals Fund, Inc.

Dryden National Municipals Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden National Municipals Fund, Inc. is to seek a high level of current income exempt from federal income taxes. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares). Gross operating expenses: Class A, 1.01%; Class B, 1.21%; Class C, 1.71%; Class Z, 0.71%. Net operating expenses apply to: Class A, 0.96%; Class B, 1.21%; Class C, 1.46%; Class Z, 0.71%, after contractual reduction through 4/28/2008.

Cumulative Total Returns as of 8/31/07
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	1.29%	19.80%	56.49%	—
Class B	1.04	18.24	52.33	—
Class C	0.85	16.84	48.68	—
Class Z	1.54	21.22	N/A	44.49% (1/22/99)
Lehman Brothers Municipal Bond Index[2]	2.30	22.61	67.36	**
Lipper General Municipal Debt Funds Avg.[3]	1.03	18.70	52.70	***

Average Annual Total Returns[4] as of 9/30/07
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–2.07%	2.65%	4.16%	—
Class B	–3.12	3.07	4.31	—
Class C	0.52	2.97	4.05	—
Class Z	2.26	3.75	N/A	4.50% (1/22/99)
Lehman Brothers Municipal Bond Index[2]	3.10	4.02	5.32	**
Lipper General Municipal Debt Funds Avg.[3]	1.78	3.33	4.33	***

Distributions and Yields as of 8/31/07
	Total Distributions Paid for Eight Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield[5] at Tax Rates of
			33%	35%
Class A	$0.41	3.32%	4.96%	5.11%
Class B	$0.38	3.20	4.78	4.92
Class C	$0.36	2.95	4.40	4.54
Class Z	$0.43	3.71	5.54	5.71

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 years of returns.

2The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

3The Lipper General Municipal Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper General Municipal Debt Funds category for the periods noted. Funds in the Lipper Average invest primarily in municipal debt issues in the top four credit ratings.

4The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 0.50%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

5Some investors may be subject to the federal alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

**Lehman Brothers Municipal Bond Index Closest Month-End to Inception cumulative total return as of 8/31/07 is 49.45% for Class Z. Lehman Brothers Municipal Bond Index Closest Month-End to Inception average annual total return as of 9/30/07 is 4.92% for Class Z.

***Lipper Average Closest Month-End to Inception cumulative total return as of 8/31/07 is 37.46% for Class Z. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/07 is 3.89% for Class Z.

Investors cannot invest directly in an index. The returns for the Lehman Brothers Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Dryden National Municipals Fund, Inc.	3

Your Fund’s Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 8/31/07
Puerto Rico Comnwlth., G.O., Linked B.P.O.-A.M.B.A.C.-T.C.R.S., 7.00%, 07/01/10	1.7%
Missouri St. Hwys. & Trans. Comm. St. Rd. Rev. First Lien, Ser. B., 5.00%, 05/01/23	1.4
Erie Cnty. Ind. Dev. Agcy., Sch. Fac. Rev., City of Buffalo Proj., F.S.A., 5.75%, 05/01/24	1.4
Mercer Cnty. Poll. Control Rev., Antelope Valley Station, A.M.B.A.C., 7.20%, 06/30/13	1.3
New Jersey Econ. Dev. Auth. Rev., Wtr. Facs., NJ American Wtr. Co., Inc., Proj-94B, F.G.I.C., A.M.T., 5.95%, 11/01/29	1.3

Issues are subject to change.

Credit Quality* expressed as a percentage of net assets as of 8/31/07
Aaa	55.9%
Aa	15.8
A	15.7
Baa	13.3
Ba	0.2
Not Rated	2.0
Total Investments	102.9
Liabilities in excess of other assets	–2.9
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit Quality is subject to change.

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Strategy and Performance Overview

How did the Fund perform during the reporting period?

The Dryden National Municipals Fund, Inc. Class A shares declined 0.47% for the reporting period from January 1, 2007 through August 31, 2007*, trailing the 0.48% return of the Lehman Brothers Municipal Bond Index (the Index), but outperforming the 0.65% decline of the Lipper General Municipal Debt Funds Average.

What were conditions like in the municipal bond market?

Early in the period, changing perceptions about economic conditions in the United States, inflation, and the outlook for short-term interest rates triggered periods of volatility in the fixed income markets, including municipal bonds. Despite signs of moderating economic growth, the Federal Reserve (the Fed) stressed that inflation remained its primary concern. Therefore, it refrained from easing monetary policy to encourage business activity because faster growth might boost inflation. And while delinquencies and foreclosures rose on subprime mortgages (home loans made to borrowers with poor credit histories), the Fed initially suggested the problem would probably be contained. However, fallout from the subprime-mortgage crisis and the weak housing industry spread to the broader economy and financial markets.

The turmoil in financial markets triggered a flight to quality late in the period, as investors flocked to the relative safety of U.S. Treasury securities and generally shunned riskier assets. While the subprime-mortgage crisis did not cause specific credit quality problems in the tax-exempt market, municipal bonds still underperformed Treasurys during the period, despite the high quality of most tax-exempt debt securities. The Fed acted to restore normalcy, injecting liquidity into the financial system in August by cutting the discount rate it charges banks to borrow money from its discount window.

Bond insurers play a key role in the tax-exempt market, with about 50% of outstanding municipal bonds insured and rated AAA. While major bond insurers have insured bonds backed by subprime mortgages, it is unlikely that this exposure will affect their AAA claims-paying ability. According to several major bond-rating agencies, these insurers have enough capital to meet all their obligations and have reduced their risk by either avoiding certain loans or insuring only the most secure segments of the market.

Did the Fund invest in sectors of the municipal market that were pressured the most by the subprime-mortgage crisis?

While the Fund did not have direct exposure to subprime mortgages, it did have indirect exposure. It held bonds issued by municipal entities whose proceeds were used to purchase natural gas on a long-term basis for customers of municipal utilities.

*Fund changed its fiscal year-end to August 31. Refer to the Fund’s previous annual report for performance information prior to January 1, 2007.

Dryden National Municipals Fund, Inc.	5

Strategy and Performance Overview (continued)

This allows the utilities to arrange a dependable supply of natural gas at favorable prices. Ratings of these natural gas prepayment bonds are typically based on the lowest rating of the company that provides a performance guarantee for the natural gas supplier. In the majority of cases, this company is a Wall Street brokerage firm with an AA rating. Concern about the involvement of Wall Street brokerage firms in the subprime mortgage business had a negative impact on natural gas prepayment bonds, as did the large amount of natural gas prepayment bonds issued during the reporting period. The Fund held bonds of Tennessee Energy Acquisition Corp. that were a drag on its performance.

The subprime mortgage meltdown caused a credit crunch in which some companies that were being taken over by private equity firms encountered difficulty issuing new bonds whose proceeds were intended to help pay for these leveraged buyout (LBO) deals. The disruption in the LBO arena created uncertainty in the corporate bond market, which, in turn, pressured corporate-backed municipal bonds. Earlier in the reporting period, before the credit crunch began, TXU Corp announced that private equity investors were planning to acquire the Texas power producer in an LBO. The Fund held Brazos River Authority pollution control revenue bonds for TXU Energy that performed poorly amid concern that TXU or its subsidiaries may have to take on a heavy load of new debt to help pay for the LBO. Overall, having a larger exposure to corporate-backed municipal bonds than the Index detracted from the Fund’s returns.

How did the Fund’s healthcare bonds perform?

In recent years, the Fund’s overweight exposure to healthcare bonds relative to the Index enhanced its results. However, this strategy was not rewarded during the reporting period. An above average supply of newly issued healthcare bonds early in 2007, coupled with the flight to quality late in the period, pressured the prices of healthcare bonds. Despite this recent weakness, we continue to like the sector from a credit perspective and have confidence in the Fund’s healthcare holdings.

How did the Fund’s tobacco-related holdings perform?

The Fund’s smaller exposure to tobacco-related bonds than the Index enhanced its relative performance as that sector significantly underperformed the broader municipal market for the reporting period. Early in the year, lower rated tobacco-related debt securities cheapened as a large number of these bonds were issued. The sector continued to weaken as the reporting period progressed, given that investors grew increasingly risk averse and a large number of new tobacco-related bonds were scheduled to be issued.

How did the Fund’s housing bonds perform?

The Fund held bonds of state housing finance agencies that had little exposure to subprime mortgages. The stated mission and practice of these agencies is to provide

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loans to low-income, first-time owners. This essentially eliminates concern about them underwriting loans for speculative buyers. Additionally, the agencies are actively involved in servicing their loans, working with borrowers to mitigate losses in case of delinquencies and foreclosures. We are confident that the agencies behind the housing bonds held by the Fund have maintained their strict underwriting standards that include requiring documentation and income verification on mortgages.

How was the Fund affected by your interest-rate strategy?

Our interest-rate positioning produced mixed results during the reporting period. The municipal bond yield curve is a single line graph that depicts yields on similarly rated municipal bonds from the shortest to the longest maturities. It is usually positively sloped as shorter-term bonds have lower yields than longer-term bonds. We had a “yield curve flattener” strategy in place that had benefited the Fund in prior years as yields on long-term bonds declined more than yields on short-term bonds, causing the slope of the municipal yield curve to flatten.

Based on our analysis of the market, we later moved to a more neutral position with regard to the municipal yield curve. This repositioning was a positive for the Fund as the slope of the yield curve steepened when the aforementioned flight to quality caused longer-term bonds to sell off more than shorter-term bonds.

What other strategies affected the Fund’s performance?

Compared to the Index, the Fund had an underweight exposure to lower coupon bonds—generally securities with coupon rates below 5.0%. This worked well because these bonds performed poorly compared to bonds with higher coupon rates during the reporting period.

Elsewhere, several of the Fund’s positions, including New Jersey Tobacco Settlement Financing Corp. and Dutchess County, New York Industrial Development Agency bonds, were pre-refunded during the reporting period and enhanced results. A pre-refunded bond is a security whose maturity is shortened when an issuer takes advantage of a decline in yields by issuing new bonds at lower interest rates. The proceeds of the new bond deal are used to purchase special government securities that are held in an escrow account. The government securities are used to pay interest on the pre-refunded bond until a predetermined date when the bond will be retired ahead of its original maturity. This process may reduce the issuer’s costs.

Dryden National Municipals Fund, Inc.	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2007, at the beginning of the period, and held through the six-month period ended August 31, 2007. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on

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the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden National Municipals Fund, Inc.		Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$986.70	0.97%	$4.86
	Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94

Class B	Actual	$1,000.00	$985.60	1.22%	$6.11
	Hypothetical	$1,000.00	$1,019.06	1.22%	$6.21

Class C	Actual	$1,000.00	$984.70	1.47%	$7.35
	Hypothetical	$1,000.00	$1,017.80	1.47%	$7.48

Class Z	Actual	$1,000.00	$987.90	0.72%	$3.61
	Hypothetical	$1,000.00	$1,021.58	0.72%	$3.67

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2007, and divided by the 365 days in the Fund’s fiscal year (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Dryden National Municipals Fund, Inc.	9

Portfolio of Investments

as of August 31, 2007

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 101.5%

Alabama 0.3%
Alabama Spl. Care Facs. Fin. Auth. Rev., Ascension Health Sr. Credit, Ser. D	Aa2	5.00%	11/15/39	$2,000	$1,984,020

Alaska 0.3%
Alaska Student Loan Corp. Ed. Ln. Rev., Ser. A-2, A.M.T.	AAA(d)	5.00	6/01/18	2,000	2,082,100

Arizona 1.0%
Maricopa Cnty. Indl. Dev. Auth. Health Facs. Rev., Catholic Healthcare West, Ser. A	A2	5.25	7/01/32	2,500	2,492,925
Pima Cnty. Ind. Dev. Auth. Rev., Tucson Elec. Pwr. Co., F.S.A.	Aaa	7.25	7/15/10	700	718,662
Pima Cnty. Uni. Sch. Dist. No. 1, G.O., F.G.I.C.(f)	Aaa	7.50	7/01/10	3,000	3,302,490
Tucson Cnty., G.O., Ser. A	Aa3	7.375	7/01/12	1,100	1,273,965

					7,788,042

California 7.8%
Anaheim Pub. Fin. Auth. Sub-Pub. Impts. PJ,
Ser. A, F.S.A.(g)(h)	Aaa	6.00	9/01/24	5,500	6,366,699
Ser. C, F.S.A.(g)(h)	Aaa	6.00	9/01/16	6,690	7,602,045
Bay Area Toll Auth. Toll Brdg. Rev. San Francisco Bay Area, Ser. F	Aa3	5.00	4/01/31	5,000	5,136,750
California Poll. Control Fing. Auth. Solid Waste Disp. Rev., Waste Mgmt., Inc.
Proj., Ser. B, A.M.T.	BBB(d)	5.00	7/01/27	1,000	908,560
Poll. Ctl. Rev., F.G.I.C., A.M.T.	Aaa	4.75	12/01/23	2,500	2,452,650
California St. Pub. Wks. Brd. Lease Rev., Dept. of
Mental Health Coalinga, Ser. A	A2	5.50	6/01/19	2,000	2,141,120
Mental Health Coalinga, Ser. A	A2	5.50	6/01/20	2,000	2,135,560

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	11

Portfolio of Investments

as of August 31, 2007 continued

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Mental Health Coalinga, Ser. A	A2	5.50%	6/01/22	$2,000	$2,125,940
California St.,
G.O., M.B.I.A., Ser. A	Aaa	5.25	2/01/27	7,900	8,213,235
Var. Purp., G.O.	A1	5.00	3/01/27	7,865	7,984,705
California Statewide Cmntys. Dev. Auth. Rev., Var. Kaiser C	A+(d)	5.25	8/01/31	1,000	1,008,460
Folsom Cordova Uni. Sch. Dist. Sch. Facs. Impvt. Dist., No. 2,
Ser. A, G.O., C.A.B.S., M.B.I.A.	Aaa	Zero	10/01/21	60	31,232
Golden St. Tobacco Securitization Corp.,
Tobacco Settlement Rev., C.A.B.S. Asset Bkd., Ser. A-2 (Converts to 5.30% on 12/01/12)	Baa3	Zero	6/01/37	5,000	3,284,600
C.A.B.S., Asset Bkd., Ser. A, A.M.B.A.C. (Converts to 4.60% on 6/01/10)	Aaa	Zero	6/01/23	500	402,815
Loma Linda Hosp. Rev., Loma Linda Univ. Med. Center, Ser. A	Baa1	5.00	12/01/20	3,000	2,948,460
Pittsburg Redev. Agcy. Tax Alloc., Los Medanos Cmnty. Dev. Proj., C.A.B.S., A.M.B.A.C.	Aaa	Zero	8/01/25	2,000	824,140
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev., Ser. A, C.A.B.S., M.B.I.A.	Aaa	Zero	1/15/36	11,000	2,657,380
Santa Margarita Dana Point Auth. Impvt. Rev., Dists., 3, 3A, 4, 4A, Ser. B, M.B.I.A.	Aaa	7.25	8/01/14	2,000	2,398,380

					58,622,731

Colorado 1.5%
Colorado Health Facs. Auth. Rev., Adventist Health/Sunbelt, Ser. D	A1	5.25	11/15/35	1,500	1,505,310
Denver City & Cnty. Arpt. Rev. Sys.,
Ser. A, F.G.I.C.	Aaa	5.00	11/15/16	3,000	3,189,270
Ser. A, F.G.I.C.	Aaa	5.00	11/15/25	6,500	6,658,535

					11,353,115

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Connecticut 1.1%
Connecticut St., Spl. Tax Oblig. Rev., Trans. Infrastructure, Ser. A (Partially Pre-refunded Date 6/01/08)(b)	Aaa	7.125%	6/01/10	$1,000	$1,060,370
Connecticut St., G.O., Ser. D, (Pre-refunded Date 11/15/11)(b)(g)(h)	Aa3	5.00	11/15/19	5,710	6,003,151
Connecticut St., Health & Edl. Facs. Auth Rev., Trinity Coll., Ser. J, M.B.I.A.	Aaa	4.25	7/01/31	1,425	1,295,895

					8,359,416

District of Columbia 0.3%
District of Columbia Rev., Geo. Washington Univ., Ser. A, M.B.I.A.	Aaa	5.125	9/15/31	2,040	2,072,334

Florida 5.2%
Bayside Impvt. Cmnty. Dev. Dist., Cap. Impvt. Rev., Ser. A	NR	6.30	5/01/18	455	466,962
Dade Cnty. Hlth. Facs. Auth. Rev., Baptist Hosp. of Miami Proj., Ser. A, E.T.M., M.B.I.A.(b)(f)	Aaa	6.75	5/01/08	100	101,691
Florida St. Brd. Ed. Cap. Outlay, Pub. Ed.,
Ser. C, F.G.I.C., G.O.	Aaa	5.50	6/01/16	1,000	1,067,370
G.O., Un-refunded Balance	Aa1	9.125	6/01/14	1,260	1,479,731
Florida St. Dept. Environ. Prot. Pres. Rev., Florida Forever, Ser. A, M.B.I.A.	Aaa	5.25	7/01/17	2,950	3,124,994
Florida St., Dept. of Trans., Right of Way, Rfdg., Ser. A, G.O.	Aa1	5.00	7/01/23	1,500	1,554,075
Greater Orlando Aviation Auth. Arpt. Facs. Rev., Ser. A, F.S.A., A.M.T.	Aaa	5.00	10/01/23	4,240	4,306,992
Greyhawk Landing Cmnty. Dev. Dist. Rev., Spec. Assmt., Ser. B	NR	6.25	5/01/09	160	160,232

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	13

Portfolio of Investments

as of August 31, 2007 continued

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Halifax Hosp. Med. Cntr. Rev., Rfdg., Ser. A	BBB+(d)	5.25%	6/01/26	$2,000	$1,962,420
Highlands Cmnty. Dev. Distr. Rev. Spec. Assmt.	NR	5.55	5/01/36	500	463,560
Highlands Cnty. Hlth. Facs. Auth. Rev., Hosp. Adventist/Sunbelt, Ser. A (Pre-refunded Date 11/15/11)(b)	A1	6.00	11/15/31	1,000	1,094,870
Adventist Hlth., Ser. B	A1	5.00	11/15/25	1,615	1,605,342
Hillsborough Cnty. Aviation Auth. Rev., Tampa Int’l. Arpt., Ser. A, A.M.T., M.B.I.A.	Aaa	5.50	10/01/15	1,000	1,069,220
Jacksonville Aviation Auth. Rev, A.M.T., A.M.B.A.C.	Aaa	5.00	10/01/26	1,855	1,869,747
Jacksonville Econ. Dev. Cmnty. Hlth. Care Facs. Rev., Mayo Clinic	Aa2	5.00	11/15/36	2,500	2,506,825
Jacksonville Econ. Dev. Cmnty., Anheuser Busch Co., Ser. B, A.M.T.	A2	4.75	3/01/47	2,000	1,744,020
Jacksonville Elec. Auth. Rev. St. Johns Rvr. Pwr. Park Issue 2, Ser. 7, C.A.B.S.	Aa2	Zero	10/01/10	1,000	887,990
Jacksonville Sales Tax Rev., A.M.B.A.C.	Aaa	5.50	10/01/18	1,000	1,059,050
Jacksonville Wtr. & Swr. Dev. Rev., United Wtr. Proj., A.M.T., A.M.B.A.C.	Aaa	6.35	8/01/25	1,500	1,502,700
Miami Homeland Defense/Neighborhood, G.O., M.B.I.A. (Pre-refunded Date 1/01/12)	Aaa	5.50	1/01/20	2,000	2,143,640
Palm Beach Cnty. Arpt. Sys. Rev. Ser. A, A.M.T., M.B.I.A.	Aaa	5.00	10/01/34	1,250	1,244,988
Palm Beach Cnty. Sch. Brd., C.O.P.,
Ser. A, F.G.I.C.	Aaa	5.00	8/01/24	2,150	2,197,816
Ser. A, F.G.I.C.	Aaa	5.00	8/01/29	1,500	1,520,940
Paseo Cmnty. Dev. Dist. Cap. Impvt. Rev., Ser. A	NR	5.40	5/01/36	300	269,832
Polk Cnty. Sch. Dist. Sales Tax Rev.,
Sch. Impvt., F.S.A.	Aaa	5.25	10/01/17	1,000	1,077,880

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Sch. Impvt., F.S.A.	Aaa	5.25%	10/01/18	$1,000	$1,064,350
Reunion West Cmnty. Dev. Dist. Spl. Assmt. Rev.	NR	6.25	5/01/36	990	1,004,959
West Palm Beach Cmnty. Redev. Agcy., Northwood-Pleasant Cmnty. Redev., Tax Allocation Rev.	A(d)	5.00	3/01/35	1,000	994,080

					39,546,276

Georgia 0.2%
Forsyth Cnty. Sch. Dist. Dev., G.O.	Aa2	6.75	7/01/16	500	584,325
Fulton Cnty. Sch. Dist., G.O.	Aa2	6.375	5/01/17	750	883,290

					1,467,615

Guam 0.1%
Guam Govt. Wtrwks. Auth. Rev.	Ba2	6.00	7/01/25	500	514,730

Hawaii 0.3%
Hawaii St., Ser. DD, G.O., M.B.I.A.	Aaa	5.25	5/01/24	2,000	2,092,940

Illinois 3.4%
Chicago O’Hare Int’l. Arpt. Rev., Gen. Arpt., 3rd Lien,
Ser. A, M.B.I.A.	Aaa	5.25	1/01/26	2,000	2,080,580
Ser. B-1, X.L.C.A.	Aaa	5.25	1/01/34	1,975	2,026,153
Gilberts Special Service Area No. 9 Special Tax, Big Timber Proj. (Pre-refunded Date 3/01/11)(b)	AAA(d)	7.75	3/01/27	2,000	2,287,920
Illinois Ed. Facs. Auth. Student Hsg. Rev.,
Ed. Advancement Fund, Ser. B	Baa3	5.00	5/01/30	4,000	3,655,360
Ed. Advancement Fund, Univ. Center Proj., Ser. B (Pre-refunded Date 5/01/12)(b)	Aaa	6.00	5/01/22	1,500	1,657,140
Illinois Fin. Auth. Rev., Northwestern Mem. Hosp., Ser. A	Aa2	5.25	8/15/34	5,000	5,084,300
Met. Pier & Exposition Auth. Dedicated St. Tax Rev., McCormick Place Expansion, Ser. A, M.B.I.A.	Aaa	5.25	6/15/42	8,500	8,681,645

					25,473,098

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	15

Portfolio of Investments

as of August 31, 2007 continued

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Indiana 0.7%
Indianapolis Local Public Impt. Arpt. Auth. Rev., Ser. F, A.M.B.A.C., A.M.T.	Aaa	5.00%	1/01/36	$2,500	$2,488,575
Noblesville Ind. Redev. Auth. Econ. Dev. Rev., Lease Rental 146th Str. Extn. A	A+(d)	5.25	8/01/25	2,000	2,058,720
Vanderburgh Cnty. Redev. Cmnty. Dist. Tax Increment. Rev.	A-(d)	5.25	2/01/31	1,000	1,011,310

					5,558,605

Kansas 1.5%
Sedgwick & Shawnee Cnty. Sngl. Fam. Hsg. Rev.,
Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	5.70	12/01/27	1,990	2,063,053
Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	5.75	6/01/27	1,930	1,940,847
Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	5.85	12/01/27	1,720	1,775,917
Wyandotte Cnty. Kansas City Unified Gov. Util. Systems Rev., Rfdg., Ser. 2004, A.M.B.A.C.	Aaa	5.65	9/01/19	5,000	5,605,300

					11,385,117

Louisiana 0.3%
New Orleans, Rfdg., G.O., M.B.I.A.	Aaa	5.25	12/01/22	2,000	2,103,680

Maryland 0.5%
Maryland St. Health & Higher Edl. Facs. Auth. Rev., Medstar Health	A3	5.25	5/15/46	2,500	2,372,525
Takoma Park Hosp. Facs. Rev., Washington Adventist Hosp., E.T.M., F.S.A.(b)	Aaa	6.50	9/01/12	1,000	1,072,910

					3,445,435

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Massachusetts 3.8%
Boston Ind. Dev. Fin. Auth. Swr. Facs. Rev., Harbor Elec. Energy Co. Proj., A.M.T.	Aa3	7.375%	5/15/15	$995	$1,002,552
Massachusetts St., Dev. Fin. Agy. Rev., Bosten College, Ser. P	Aa3	5.00	7/01/42	5,000	5,065,600
Massachusetts St., G.O., Fltg. Cons. Ln., Ser. A, F.G.I.C.	Aaa	4.159	5/01/37	3,000	2,918,820
Massachusetts St., G.O., Ser. B, F.S.A.	Aaa	5.25	9/01/24	6,000	6,545,700
Massachusetts St. Health & Ed. Facs. Auth. Rev., Caritas Christi Obligation, Ser. B	Baa3	6.75	7/01/16	3,590	3,862,373
Simmons College, Ser. D, A.M.B.A.C. (Pre-refunded Date 10/01/10)(b)	Aaa	6.05	10/01/20	1,000	1,077,390
Univ. Massachusetts Proj., Ser. A, F.G.I.C. (Pre-refunded Date 10/01/10)(b)	Aaa	5.875	10/01/29	500	536,165
Valley Regional Health System, Ser. C	Baa3	7.00	7/01/10	825	894,993
Massachusetts St. Port Auth. Spl. Facs. Rev., Bosfuel Proj., A.M.T., F.G.I.C.	Aaa	5.00	7/01/32	5,000	4,992,600
Massachusetts St. Wtr. Pollutant Abatement Trust Pool Program, Ser.9	Aaa	5.25	8/01/33	785	806,368
Rail Connections, Inc., Rev., Route 128, Ser. B, A.C.A. - C.B.I., C.A.B.S. (Pre-refunded Date 7/01/09)(b)	Aaa	Zero	7/01/21	2,500	1,099,275

					28,801,836

Michigan 1.5%
Michigan Higher Ed. Student Ln. Auth. Rev., Student Ln., Ser. XVII-Q, A.M.B.A.C., A.M.T.	Aaa	5.00	3/01/31	3,000	2,995,890
Michigan St. Hosp. Fin. Auth. Rev.,
Henry Ford Health, Ser. A	A1	5.25	11/15/46	2,000	1,977,860
Trinity Health Cr. Group, Ser. A	Aa2	5.00	12/01/31	4,000	4,008,520

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	17

Portfolio of Investments

as of August 31, 2007 continued

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Okemos Pub. Sch. Dist., G.O., M.B.I.A.,
C.A.B.S.	Aaa	Zero	5/01/12	$1,100	$917,312
C.A.B.S.	Aaa	Zero	5/01/13	1,000	798,220
Wyandotte Elec. Rev., M.B.I.A.	Aaa	6.25%	10/01/08	870	880,109

					11,577,911

Minnesota 0.5%
Minnesota Higher Ed. Facility Rev., St. Thomas Univ.	A2	5.00	4/01/23	1,000	1,008,990
Minnesota Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtge., Ser. I, A.M.T.	Aa1	5.80	1/01/19	2,555	2,610,648

					3,619,638

Missouri 1.4%
Missouri St. Hwys. & Trans. Comm. St. Rd. Rev. First Lien, Ser. B.	Aa1	5.00	5/01/23	10,000	10,420,600

Nevada 0.3%
Reno Hosp. Rev., Renowned Regl. Med. Ctr. Proj., Ser. A	A3	5.25	6/01/32	2,500	2,503,575

New Hampshire 0.7%
Manchester Hsg. & Redev. Auth. Rev., Ser. B, C.A.B.S., A.C.A.	Baa3	Zero	1/01/24	4,740	1,862,962
New Hampshire Health & Ed. Facs. Auth. Rev., New Hampshire College Issue (Pre-refunded Date 1/01/11)(b)	BBB-(d)	7.50	1/01/31	3,000	3,372,690

					5,235,652

New Jersey 12.3%
Cape May Cnty. Ind. Poll. Ctrl., Fin. Auth. Rev., Altantic City Elec. Co., Ser. A, M.B.I.A.(f)	Aaa	6.80	3/01/21	2,615	3,256,041
Casino Reinvestment Dev. Auth. Rev., Room Fee, A.M.B.A.C.	Aaa	5.25	1/01/24	1,600	1,708,128
Clearview Reg. High Sch. Dist., G.O., F.G.I.C.(f)	Aaa	5.375	8/01/15	1,205	1,295,580
Jackson Twnshp. Sch. Dist.,
G.O., F.G.I.C.	Aaa	6.60	6/01/10	1,600	1,725,024
G.O., F.G.I.C.	Aaa	6.60	6/01/11	1,600	1,766,864

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Middlesex Cnty. Impvt. Auth. Rev., Rfdg., Cnty. Gtd., Golf Course Proj.	Aa1	5.25%	6/01/18	$1,080	$1,154,487
New Jersey Econ. Dev. Auth. Rev.,
Cigarette Tax	Baa2	5.625	6/15/19	1,750	1,770,737
Cigarette Tax	Baa2	5.75	6/15/34	1,750	1,818,495
First Mtge. - Franciscan Oaks	NR	5.70	10/01/17	2,040	2,067,764
First Mtge. - Keswick Pines	NR	5.75	1/01/24	1,750	1,740,690
First Mtge. - The Evergreens	NR	5.875	10/01/12	1,200	1,200,504
First Mtge. - The Evergreens	NR	6.00	10/01/22	1,400	1,405,880
Kapkowski Rd. Landfill, Ser. A, C.A.B.S., E.T.M.(b)	Baa3	Zero	4/01/08	1,020	998,478
Masonic Charity Fdn. Proj.	A-(d)	5.875	6/01/18	250	267,260
Masonic Charity Fdn. Proj.	A-(d)	6.00	6/01/25	1,150	1,236,147
Sch. Facs. Constrs., Ser. O	A1	5.25	3/01/26	3,000	3,136,050
Wtr. Facs., NJ American Wtr. Co. Inc. Proj-94B, F.G.I.C., A.M.T.(g)(h)	Aaa	5.95	11/01/29	10,000	10,028,300
New Jersey Health Care Facs. Fin. Auth. Rev.,
Atlantic City Med. Ctr.	A2	6.25	7/01/17	2,185	2,357,156
Atlantic City Med. Ctr. (Pre-refunded Date 7/01/12)(b)	A2	6.25	7/01/17	1,740	1,930,565
Saint Peter’s Univ. Hosp., Ser. A	Baa1	6.875	7/01/30	3,750	3,907,125
South Jersey Hosp. (Pre-refunded Date 7/01/12)(b)	Baa1	6.00	7/01/26	2,565	2,807,136
South Jersey Hosp. (Pre-refunded Date 7/01/12)(b)	Baa1	6.00	7/01/32	2,000	2,188,800
St. Joseph’s Hosp. & Med. Ctr., Ser. A, CONNIE LEE, A.M.B.A.C.	AAA(d)	5.70	7/01/11	2,375	2,401,814
New Jersey St. Ed. Facs. Auth. Rev.,
Felician College of Lodi., Ser. D	NR	7.375	11/01/22	1,110	1,137,861
William Patterson Univ., Ser. A, F.G.I.C.	Aaa	5.00	7/01/28	3,445	3,534,949
New Jersey St. Hwy. Auth. Garden St. Pkwy.,
Gen. Rev. (Pre-refunded Date 1/01/10)(b)	A1	5.625	1/01/30	1,650	1,738,094

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	19

Portfolio of Investments

as of August 31, 2007 continued

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Gen. Rev. (Pre-refunded Date 1/01/10)(b)	A1	5.75%	1/01/14	$1,000	$1,056,160
Gen. Rev., E.T.M.(b)	A1	6.20	1/01/10	3,035	3,136,703
New Jersey St. Tpke. Auth., Tpke. Rev.,
Growth & Income Secs., Ser. B, A.M.B.A.C., C.A.B.S. (Converts to 5.15% on 1/01/15)	Aaa	Zero	1/01/35	1,500	1,058,625
Unrefunded Balance, Ser. A, M.B.I.A.	Aaa	5.75	1/01/18	1,465	1,528,127
New Jersey St. Trans. Trust Fund Auth. Rev., Trans. Sys. Rev.,
Ser. A	A1	5.50	12/15/23	6,000	6,613,799
Ser. B, M.B.I.A.(g)(h)	Aaa	6.50	6/15/11	7,500	8,242,896
Rutgers - The St. Univ. of New Jersey, Rev., Ser., A	Aa3	6.40	5/01/13	2,000	2,152,980
Tobacco Settlement Fin. Corp. Rev.,
Asset Bkd. (Pre-refunded Date 6/01/12)(b)	Aaa	6.00	6/01/37	400	439,348
Asset Bkd. (Pre-refunded Date 6/01/12)(b)	Aaa	6.125	6/01/42	2,000	2,207,520
Ser. 1A	Baa3	5.00	6/01/41	4,000	3,459,600
West Morris Reg. High Sch.,
G.O., M.B.I.A.	Aaa	5.00	5/01/23	2,145	2,221,040
G.O., M.B.I.A.	Aaa	5.00	5/01/24	2,246	2,321,690

					93,018,418

New Mexico 1.1%
New Mexico Mtge. Fin. Auth. Rev., Sngl. Fam. Mtge., A.M.T.
Ser. A, F.H.L.M.C., G.N.M.A., F.N.M.A.	Aaa	5.50	7/01/36	1,990	2,054,635
Ser. B, F.H.L.M.C., G.N.M.A., F.N.M.A.	AAA(d)	4.75	7/01/35	3,255	3,270,917
Ser. C-2, G.N.M.A., F.N.M.A.	AAA(d)	6.15	3/01/32	780	812,737
Ser. E, F.H.L.M.C., G.N.M.A., F.N.M.A.	AAA(d)	5.50	7/01/35	1,865	1,926,582

					8,064,871

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New York 18.9%
Brookhaven Ind. Dev. Agcy. Civic Fac. Rev., Mem. Hosp. Med. Ctr., Inc., Ser. A (Pre-refunded Date 11/15/10)(b)	NR	8.125%	11/15/20	$500	$565,285
Dutchess Cnty. Ind. Dev. Agcy. Civic Fac. Rfdg., Rev.,
Bard Coll. Civic Fac. (Pre-refunded Date 8/01/10)(b)	A3	5.75	8/01/30	3,500	3,737,020
Bard Coll. Civic FC., Ser. A-2	A3	4.50	8/01/36	2,000	1,797,200
Erie Cnty. Ind. Dev. Agcy., Sch. Fac. Rev., City of Buffalo Proj.,
F.S.A.	Aaa	5.75	5/01/19	1,250	1,348,275
F.S.A.	Aaa	5.75	5/01/23	3,030	3,248,190
F.S.A.	Aaa	5.75	5/01/24	9,765	10,220,244
Islip Res. Rec. Agcy., Rev., Ser. B, A.M.B.A.C., A.M.T.	Aaa	7.20	7/01/10	1,745	1,895,000
Metro. Trans. Auth., Rev. Svc. Contract,
Ser. 7, C.A.B.S., E.T.M., M.B.I.A.(b)	Aaa	Zero	7/01/08	4,500	4,366,035
Ser. A, M.B.I.A.	Aaa	5.50	7/01/20	3,000	3,206,700
Ser. B, M.B.I.A.	Aaa	5.50	7/01/23	5,000	5,315,050
Ser. B	A2	4.75	11/15/31	6,000	5,897,880
Ser. F	A2	5.00	11/15/30	3,000	3,052,290
Monroe Cnty. Ind. Dev. Agcy. Civic Fac. Rev., Rfdg. Highland Hosp. Rochester	Baa1	5.00	8/01/22	2,000	1,938,580
New York City Ind. Dev. Agcy. Spec. Fac. Rev., Terminal One Group Assn. Proj., A.M.T.	A3	5.50	1/01/24	1,500	1,569,210
New York City Mun. Wtr. Fin. Auth., Rev.,
Unrefunded Balance, Ser. B	Aa2	6.00	6/15/33	985	1,049,015
Second Gen. Resolution, Ser. DD	Aa3	4.75	6/15/35	2,000	1,963,520
New York City Trans. Fin. Auth., Future Tax Sec., Ser. A (Converts to 14% on 11/01/11)	Aa1	5.50	11/01/26	2,650	2,820,713
Future Tax Sec., Ser. B	Aa1	5.25	2/01/29	2,500	2,604,475
Sub-Future Tax Sec., Ser. B	Aa2	4.75	11/01/27	5,000	5,042,150

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	21

Portfolio of Investments

as of August 31, 2007 continued

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New York City, G.O.,
Ser. A, Unrefunded Balance	Aa3	6.00%	5/15/30	$10	$10,573
Ser. A (Pre-refunded Date 5/15/10)(b)	Aa3	6.00	5/15/30	100	106,929
Ser. J	Aa3	5.00	6/01/27	5,130	5,235,319
New York Conven. Ctr. Dev. Corp. Rev., Hotel Unit Fee Sec’d., A.M.B.A.C.	Aaa	5.00	11/15/30	3,000	3,076,920
New York Liberty Dev. Corp. Rev. National Sports Museum Proj. A	NR	6.125	2/15/19	750	759,390
New York St. Dorm. Auth. Rev.,
City Univ. Sys. Cons., Ser. B	A1	6.00	7/01/14	3,000	3,238,350
City Univ. Sys. Cons., Ser. D, E.T.M.(b)	A1	7.00	7/01/09	550	570,389
Lease Rev., Ser. B (Mandatory Put Date 7/01/13)	Aa3	5.25	7/01/29	3,000	3,201,270
Mental Hlth. Svcs. Facs. Impvt., Ser. B	A1	6.50	8/15/11	3,000	3,291,360
Rochester Inst. Tech.,
Ser. A, A.M.B.A.C.	Aaa	5.25	7/01/20	2,100	2,295,069
Ser. A, A.M.B.A.C.	Aaa	5.25	7/01/21	2,000	2,185,500
Ser. B, (Mandatory Put Date 5/15/12)	A1	5.25	11/15/23	3,000	3,168,450
New York St. Engy. Res. & Dev. Auth. Rev., Bklyn. Union Gas, Keyspan, Ser. A, F.G.I.C., A.M.T.	Aaa	4.70	2/01/24	2,000	1,946,580
New York St. Environ. Facs. Corp. Rev., Clean Wtr. & Drinking Revolving Fds. Pooled Fin.,
Poll. Ctrl., Ser. E	Aaa	6.50	6/15/14	35	35,077
Ser. B	Aaa	5.50	10/15/23	3,750	4,227,188
Wtr. Proj	Aaa	5.00	6/15/34	2,000	2,039,040
Wtr. Proj., Ser. K	Aaa	5.25	6/15/22	3,000	3,156,420
New York St. Hsg. Fin. Agcy. Rev., St. Univ. Constr., Ser. A, E.T.M.(b)	A1	8.00	5/01/11	3,260	3,509,879
New York St. Local Gov’t. Assist. Corp. Rev., C.A.B.S.,
Ser. C	Aa3	Zero	4/01/14	5,882	4,533,434
Ser. E(f)	Aa3	6.00	4/01/14	3,000	3,301,140

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New York St. Mun. Bond. Bank Agcy.,
Spec. Sch. Supply, Ser. C	A+(d)	5.25%	6/01/22	$3,200	$3,326,656
Spec, Sch. Supply, Ser. C1	A+(d)	5.25	12/01/22	3,595	3,740,562
New York St. Pwr. Auth. Rev., Ser. A	Aa2	5.25	11/15/16	3,000	3,203,670
New York St. Urban Dev. Corp. Rev., Correctional Cap. Facs., A.M.B.A.C., T.C.R.S., C.A.B.S.	Aaa	Zero	1/01/08	8,000	7,902,800
Port Auth. of New York & New Jersey Cons. Rev.,
Ser. 127, A.M.B.A.C., A.M.T.	Aaa	5.50	12/15/15	3,000	3,193,320
Ser. 135	A1	5.00	3/15/39	5,380	5,457,580
Triborough Bridge & Tunnel Auth. New York Rev., Ser. B, M.B.I.A.	Aaa	5.50	11/15/19	5,000	5,595,650

					143,945,347

North Carolina 1.7%
Charlotte Arpt. Rev., Ser. B, A.M.T., M.B.I.A.	Aaa	6.00	7/01/24	1,000	1,041,360
Charlotte Storm Wtr. Fee Rev. (Pre-refunded Date 6/01/10)(b)	Aa2	6.00	6/01/25	500	534,835
North Carolina Eastern Mun. Pwr. Agcy., Power Systems Rev.,
A.M.B.A.C.	Aaa	6.00	1/01/18	1,000	1,144,160
Ser. A (Pre-refunded Date 1/01/22)(b)	Aaa	6.00	1/01/26	650	761,170
Ser. A, E.T.M.(b)	Aaa	6.50	1/01/18	2,635	3,145,979
Ser. A, E.T.M.(b)	Baa2	6.40	1/01/21	1,000	1,175,810
Ser. A, M.B.I.A., Unrefunded Balance	Aaa	6.50	1/01/18	1,005	1,182,312
North Carolina Hsg. Fin. Agcy. Rev., Home Ownership, Ser. 6A, A.M.T.	Aa2	6.20	1/01/29	555	570,507
North Carolina Mun. Powr. Agcy. Rev., No. 1 Catawba Elec., M.B.I.A.	Aaa	6.00	1/01/10	1,250	1,313,625
Piedmont Triad Arpt. Auth. Rev., Ser. B, A.M.T., F.S.A.	Aaa	6.00	7/01/21	1,000	1,041,360

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	23

Portfolio of Investments

as of August 31, 2007 continued

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Pitt Cnty. Rev., Mem. Hosp., E.T.M.(b)	Aaa	5.25%	12/01/21	$1,000	$1,062,610

					12,973,728

North Dakota 1.3%
Mercer Cnty. Poll. Control Rev., Antelope Valley Station, A.M.B.A.C.	Aaa	7.20	6/30/13	9,000	10,034,730

Ohio 3.0%
American Mun. Pwr., Inc., Ser. A	Aa3	5.00	2/01/13	2,500	2,599,350
Cincinnati City Sch. Dist. Rfdg. Classroom Const. & Impt., G.O., F.G.I.C.	Aaa	5.25	12/01/23	3,465	3,787,210
Columbus Citation Hsg. Dev. Corp., Mtge. Rev., F.H.A. (Pre-refunded Date 1/01/15)(b)	NR	7.625	1/01/22	1,530	1,804,712
Cuyahoga Cnty. Hosp. Facs. Rev., Canton, Inc. Proj.	Baa2	7.50	1/01/30	5,000	5,402,399
Hamilton Cnty. Sales Tax Rev., Sub., Ser. B, A.M.B.A.C., C.A.B.S.	Aaa	Zero	12/01/20	2,000	1,091,940
Hilliard Sch. Dist. Sch. Impvt., G.O., C.A.B.S., F.G.I.C.	Aaa	Zero	12/01/19	1,720	990,049
Lucas Cnty. Health Care Facs. Rev., Rfdg. Impvt., Sunset Retirement, Ser. A	NR	6.625	8/15/30	1,000	1,040,450
Lucas Cnty. Hosp. Rev., Rfdg., Promedica Healthcare Group, Ser. B, A.M.B.A.C.	Aaa	5.00	11/15/21	3,935	4,038,609
Ohio St. Higher Ed. Facility Cmnty. Rev., Case Western Reserve Univ., Ser. B	A1	6.50	10/01/20	750	888,248
Richland Cnty. Hosp. Facs. Rev. Medcentral Health Systems,
Ser. B (Pre-refunded Date 11/15/10)(b)	A-(d)	6.375	11/15/22	665	723,540
Ser. B Unrefunded Balance	A-(d)	6.375	11/15/22	335	352,738

					22,719,245

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Oklahoma 0.3%
Oklahoma Hsg. Fin. Agcy. Rev., Home Ownership, Ser. B-1, G.N.M.A., F.N.M.A., A.M.T.	Aaa	4.875%	9/01/33	$2,565	$2,584,699

Pennsylvania 11.4%
Allegheny Cnty. San. Auth. Swr. Rev.,
M.B.I.A. (Pre-refunded Date 12/01/10)(b)	Aaa	5.50	12/01/20	2,500	2,655,475
M.B.I.A., Unrefunded Balance	Aaa	5.50	12/01/30	460	482,549
Armstrong Cnty., G.O., M.B.I.A.	Aaa	5.40	6/01/31	2,000	2,079,660
Bensalem Twnshp. Sch. Dist., G.O., F.G.I.C.	Aaa	5.00	8/15/20	1,375	1,411,960
Berks Cnty. Mun. Auth. Hosp. Rev., Reading Hosp. Med. Ctr. Proj., M.B.I.A.	Aaa	5.70	10/01/14	1,250	1,344,275
Bucks Cnty. Wtr. & Swr. Auth. Rev., Ser. A, A.M.B.A.C.	Aaa	5.375	6/01/16	1,080	1,151,096
Canon McMillan Sch. Dist., Ser. B, F.G.I.C., G.O.(f)	Aaa	5.50	12/01/29	3,000	3,120,810
Central Bucks Sch. Dist.,
G.O., M.B.I.A.	Aaa	5.00	5/15/15	2,000	2,111,040
G.O., M.B.I.A	Aaa	5.00	5/15/16	2,000	2,111,040
Chambersburg Area Sch. Dist., G.O., F.S.A.	Aaa	5.00	3/01/24	1,000	1,023,140
Chartiers Valley Sch. Dist., Ser. A, G.O., F.S.A.	Aaa	5.00	10/15/22	2,570	2,656,917
Delaware Cnty. Auth. Rev., Dunwoody Vlge. Proj. (Pre-refunded Date 4/01/10)(b)	BBB+(d)	6.25	4/01/30	1,000	1,059,200
Delaware River Port Auth. Rev., PA & NJ Port Dist. Proj.,
F.G.I.C.	Aaa	5.40	1/01/16	2,750	2,764,190
Ser. B, F.S.A.	Aaa	5.625	1/01/26	5,000	5,165,450
Ser. B, F.S.A.	Aaa	5.70	1/01/22	1,000	1,037,500
Erie Cnty., Indl. Dev. G.O., Ser. B, F,G.I.C. (Pre-refunded Date 9/01/15)(b)	Aaa	5.00	9/01/23	2,450	2,625,518
Erie Parking Auth. Facs. Rev. Gtd.,
F.S.A. (Pre-refunded Date 09/01/13)(b)	Aaa	5.00	9/01/26	70	74,469

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	25

Portfolio of Investments

as of August 31, 2007 continued

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

F.S.A., Unrefunded Balance	Aaa	5.00%	9/01/26	$930	$949,316
Lancaster Cnty. Hosp. Auth. Rev.,
Lancaster Gen. Hosp. Proj. (Pre-refunded Date 9/15/13)(b)	AA-(d)	5.50	3/15/26	1,500	1,633,890
Hlth. Sys. Lancaster Gen. Ser. B	Aa3	4.50	3/15/36	1,000	905,270
Lancaster Higher Ed. Auth. College Rev. Franklin & Marshall College	A1	5.00	4/15/27	2,000	2,039,180
Lancaster Ind. Dev. Auth. Rev., Garden Spot Vlge. Proj., Ser. A (Pre-refunded Date 5/01/10)(b)	NR	7.625	5/01/31	1,000	1,106,450
Lebanon Cnty. Hlth. Facs. Auth. Rev., Good Samaritan Hosp. Proj.	Baa2	6.00	11/15/35	1,000	1,019,050
Monroe Cnty. Hosp. Auth. Rev., Pocono Med. Center (Pre-refunded Date 1/01/14)(b)	BBB+(d)	6.00	1/01/43	2,500	2,787,500
Neshaminy Sch. Dist. G.O., A.M.B.A.C.	Aaa	5.00	5/01/24	2,000	2,070,980
Northampton Cnty. Higher Ed. Auth. Rev., Moravian Coll., A.M.B.A.C.	Aaa	6.25	7/01/11	2,195	2,323,408
Pennsylvania Econ. Dev. Fin. Auth. Res. Recov. Colver Proj.,
Ser. F, A.M.B.A.C., A.M.T.	Aaa	4.625	12/01/18	2,250	2,215,733
Ser. F, A.M.B.A.C., A.M.T.	Aaa	5.00	12/01/15	500	523,775
Pennsylvania St. Ind. Dev. Auth. Rev., Econ. Dev.,
A.M.B.A.C.	Aaa	5.50	7/01/17	4,000	4,306,000
A.M.B.A.C.	Aaa	5.50	7/01/20	2,750	2,959,743
Pennsylvania St. Tpke. Comn. Rev., Oil Franchise Tax Rev.,
Ser. A, A.M.B.A.C., E.T.M.(b)	Aaa	5.25	12/01/18	1,435	1,475,567
Ser. A, F.S.A.	Aaa	5.25	7/15/21	2,045	2,232,854
Philadelphia Auth. Indl. Dev. Rev., Please Touch Museum Proj.	BBB-(d)	5.25	9/01/31	1,000	978,640

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Philadelphia Hosps. & Higher Ed. Facs. Auth. Hosp. Rev.,
Childrens Hosp. Phila. Proj., Ser. A,	Aa2	4.50%	7/01/37	$2,000	$1,825,220
Grad. Hlth. Sys. C.A.B.S.(c)(g)(i) (cost $1,820,479; purchased 4/25/96 - 7/02/98)	NR	Zero	7/01/18	1,803	18
Philadelphia Ind. Dev. Auth. Lease Rev., Ser. B, F.S.A.	Aaa	5.50	10/01/18	2,000	2,133,600
Philadelphia Parking Auth. Rev., Arpt., F.S.A.	Aaa	5.625	9/01/19	2,500	2,608,300
Philadelphia Wtr. & Wste. Wtr. Rev., Ser. A, F.S.A.	Aaa	5.25	7/01/19	2,000	2,125,800
Pittsburgh Urban Redev. Auth., Mtge. Rev., F.H.A. Mtgs., G.N.M.A./F.N.M.A., Ser. A, A.M.T.	Aa1	6.25	10/01/28	820	827,511
Pittsburgh Wtr. & Swr. Auth., Wtr. & Swr. Sys. Rev., Ser. A, F.G.I.C.	Aaa	6.50	9/01/13	4,000	4,440,840
Schuylkill Cnty. Ind. Dev. Auth. Rev., Pine Grove Landfill, Inc., A.M.T. (Mandatory Put Date 4/01/09)	BBB(d)	5.10	10/01/19	1,000	1,001,760
Unity Twnshp. Mun. Auth., Gtd. Swr. Rev., A.M.B.A.C., C.A.B.S., E.T.M.(b)	Aaa	Zero	11/01/12	1,035	852,064
Washington Cnty. Hosp. Auth. Rev., Monongahela Valley Hosp.	A3	6.25	6/01/22	2,400	2,549,424
Westmoreland Cnty. Ind. Dev. Agcy. Rev., Gtd., Valley Landfill Proj., A.M.T. (Mandatory Put Date 5/01/09)	BBB(d)	5.10	5/01/18	3,000	3,005,490
York County, M.B.I.A., G.O.	Aaa	5.00	6/01/26	1,000	1,028,520
M.B.I.A., G.O.	Aaa	5.00	6/01/29	1,190	1,222,285

					86,022,477

Puerto Rico 5.4%
Puerto Rico Comnwlth., G.O.,
7% linked B.P.O., A.M.B.A.C.-T.C.R.S.(g)(h)	Aaa	7.00	7/01/10	11,530	12,553,518
M.B.I.A.(g)(h)	Aaa	5.75	7/01/10	3,000	3,170,430

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	27

Portfolio of Investments

as of August 31, 2007 continued

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

M.B.I.A.(g)(h)	Aaa	5.75%	7/01/12	$5,000	$5,458,800
Linked B.P.O.-M.B.I.A.-I.B.C , G.O.	Aaa	7.00	7/01/10	1,970	2,144,877
Ser. A, G.O.	Baa3	5.25	7/01/30	3,000	3,065,700
Puerto Rico Comnwlth., G.O., Govt. Dev. Bank, Ser. C, A.M.T.	Baa3	5.25	1/01/15	1,000	1,052,720
Puerto Rico Comnwlth., Hwy. & Trans. Auth. Trans. Rev.,
Ser. J (Pre-refunded Date 7/01/14)(b)	Baa3	5.50	7/01/23	1,320	1,449,703
Rfdg. - Ser. CC	Baa2	5.50	7/01/28	2,500	2,728,675
Ser. I, F.G.I.C.	Aaa	5.00	7/01/26	1,000	1,024,340
Ser. G, F.G.I.C.	Aaa	5.25	7/01/18	2,250	2,390,108
Ser. K	Baa3	5.00	7/01/14	2,000	2,097,720
Puerto Rico Elec. Pwr. Auth. Pwr. Rev.,
Ser. TT	A3	5.00	7/01/22	1,250	1,279,175
Ser. TT	A3	5.00	7/01/32	1,500	1,501,050
Puerto Rico Mun. Fin. Agcy., G.O.	Baa3	5.00	8/01/12	1,000	1,043,610

					40,960,426

Rhode Island 0.7%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Fac. Rev., Brown Univ.	Aa1	5.00	9/01/37	5,000	5,122,600

South Carolina 1.2%
Charleston Wtr. Works & Swr. Rev., E.T.M.(b)	Aaa	10.375	1/01/10	3,445	3,719,739
South Carolina Jobs Econ. Dev. Auth. Hosp. Facs. Rev., Rfdg. & Impvt., Palmetto Health,
Ser. C (Pre-refunded Date 8/01/13)(b)	Baa1	6.875	8/01/27	2,655	3,069,392
Ser. C (Pre-refunded Date 8/01/13)(b)	Baa1	6.875	8/01/27	345	397,961
Tobacco Settlement Rev., Mgt. Auth., Ser. B	Baa3	6.375	5/15/28	2,000	2,054,820

					9,241,912

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

South Dakota 0.1%
Ed. Enhancement Fin. Fdg. Corp. Rev., Tobacco, Ser. B	Baa3	6.50%	6/01/32	$1,000	$1,028,780

Tennessee 1.8%
Bristol Health & Ed. Facility Rev., Bristol Mem. Hosp., F.G.I.C., E.T.M.(b)	Aaa	6.75	9/01/10	5,000	5,267,250
Knox Cnty. Health Edl. & Hsg. Facs. Brd., Hosp. Facs. Rev. Ref. & Impt., Covenant Health
Univ. Health Sys., Inc.	BBB+(d)	5.25	4/01/27	2,000	1,942,740
Ser. A, C.A.B.S.	A-(d)	Zero	1/01/35	1,000	213,490
Shelby Cnty. Health Ed. & Hsg. Facility Brd. Hosp. Rev.,
Methodist Health Care (Pre-refunded Date 9/01/12)(b)	AAA(d)	6.50	9/01/26	560	631,249
Methodist Health Care (Pre-refunded Date 9/01/12)(b)	AAA(d)	6.50	9/01/26	940	1,059,596
Tennessee Energy Acquisition Corp. Gas Rev., Ser. C	Aa3	5.00	2/01/18	2,000	2,038,980
Tennessee Hsg. Dev. Agcy. Rev., Homeownership Program, A.M.T.	Aa2	5.00	7/01/34	2,715	2,731,480

					13,884,785

Texas 4.2%
Austin Elec. Util. Sys. Rev., Rfdg., Ser. A, A.M.B.A.C	Aaa	5.00	11/15/22	4,610	4,788,914
Brazos River Auth. Poll. Control Rev.,
TXU Energy Co. LLC Proj., A.M.T.	Baa2	5.40	5/01/29	1,500	1,419,330
TXU Energy Co. LLC Proj., Ser. D (Mandatory Put Date 10/01/14)	BB(d)	5.40	10/01/29	1,000	978,110
Brazos River Auth. Rev., Houston Inds., Inc. Proj. B, A.M.B.A.C.	Aaa	5.125	11/01/20	3,500	3,608,465
Houston Higher Ed. Fin. Corp. Higher Ed. Rev., Rice Univ. Proj., Ser. B	Aaa	4.75	11/15/33	3,000	2,946,810

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	29

Portfolio of Investments

as of August 31, 2007 continued

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Matagorda Cnty. Nav. Dist. No. 1, Rev., Rfdg., Centerpoint Energy Proj.	Baa2	5.60%	3/01/27	$2,000	$2,002,420
SA Energy Acquisition Pub. Fac. Corp. Gas Supply Rev.	Aa3	5.50	8/01/27	2,500	2,601,725
Sabine River Auth. Poll. Control Rev., TXU Energy Co. LLC Proj., Ser. B	Baa2	6.15	8/01/22	1,000	1,011,710
San Antonio Elec. & Gas Sys., Ser. A	Aa1	5.00	2/01/21	5,000	5,184,000
Texas St. Pub. Fin. Auth.
Charter Sch. Fin. Corp. Rev., Ed.-Idea Pub.
Sch. Proj., Ser. A, A.C.A.	A(d)	5.00	8/15/30	1,000	926,630
Southern Univ. Fin. Systems, Rev., M.B.I.A.	Aaa	5.50	11/01/18	2,240	2,383,584
Texas St., Transn. Commn. Mobility Fd., G.O.	Aa1	4.75	4/01/27	4,000	4,002,880

					31,854,578

Utah 0.5%
Intermountain Power Agcy., Utah Pwr., Supply Rev., A.M.B.A.C.	Aaa	5.00	7/01/17	3,000	3,181,620
Utah St. Hsg. Fin. Agcy., Sngl. Fam. Mtge. Rev., Ser. F, Class II, A.M.T.	Aa2	6.125	1/01/27	630	645,863

					3,827,483

U.S. Virgin Islands 0.5%
U.S. Virgin Islands Pub. Fin. Auth.,
Sr. Lien Matching Fund Loan Note A	BBB(d)	5.25	10/01/21	1,500	1,525,650
Gross Rcpts. Taxes Ln. Nts., Ser. A (Pre-refunded Date 10/01/10)(b)	Baa3	6.50	10/01/24	1,750	1,909,250

					3,434,900

Vermont 0.2%
Vermont Edl. & Health Bldgs. Fing. Agy. Rev. Hosp., Fletcher Allen Health, Ser. A	Baa1	4.75	12/01/36	1,500	1,300,095

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Virginia 1.5%
Gloucester Cnty. Ind. Dev., Auth. Sld. Waste Disposal Rev., Waste Mgmt. Services, Ser. A, A.M.T. (Mandatory Put Date 5/01/14)	BBB(d)	5.125%	9/01/38	$2,300	$2,286,384
Richmond Met. Auth. Expy. Rev., Rfdg., F.G.I.C.	Aaa	5.25	7/15/17	5,775	6,209,453
Sussex Cnty. Ind. Dev. Auth. Sld. Waste Disp.
Rev., Atlantic Waste, Ser. A, A.M.T. (Mandatory Put Date 5/01/14)	BBB(d)	5.125	6/01/28	1,400	1,391,712
Tobacco Settlement Fin. Corp. Rev., Asset Bkd. (Pre-refunded Date 6/01/15)(b)	Aaa	5.625	6/01/37	1,000	1,102,400

					10,989,949

Washington 1.8%
Energy Northwest Elec. Rev., Rfdg., Ser. A	Aaa	5.00	7/01/23	5,000	5,158,199
Tobacco Settlement Auth. Rev., Asset Bkd.	Baa3	6.50	6/01/26	1,875	1,960,519
Washington St. Economic Dev. Fin. Auth. Lease Rev., Biomedical Research. Pptys II,
M.B.I.A.	Aaa	5.00	6/01/21	3,165	3,268,939
M.B.I.A.	Aaa	5.00	6/01/22	3,070	3,161,885

					13,549,542

West Virginia 0.3%
West Virginia St. Hosp. Fin. Auth., Oak Hill Hosp. Rev., Ser. B (Pre-refunded Date 9/01/10)(b)	A2	6.75	9/01/30	2,000	2,188,440

Wisconsin 0.6%
Badger Tobacco Asset Secur. Corp., Rev., Asset Bkd.	Baa3	6.125	6/01/27	2,610	2,670,552

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	31

Portfolio of Investments

as of August 31, 2007 continued

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Wisconsin St. Health & Ed. Facs. Auth. Rev., Marshfield Clinic, Ser. B	BBB+(d)	6.00%	2/15/25	$2,000	$2,048,480

					4,719,032

Total long-term investments (cost $754,934,692)					767,474,503

SHORT-TERM INVESTMENTS 1.4%

Alabama 0.4%
McIntosh Indl. Dev. Brd. Environ. Impt. Rev., Daily Ref. Cibc Specialty-E, F.R.D.D., A.M.T.(e)	P-2	4.25	9/04/07	2,750	2,750,000

California 0.9%
California Hsg. Fin. Agy. Rev., Home Mtg., Ser. H, F.R.D.D	VMIG1	3.99	9/04/07	180	180,000
Ser. N, F.S.A., F.R.D.D	VMIG1	3.95	9/04/07	1,000	1,000,000
Ser. U, A.M.T., M.B.I.A., F.R.D.D.	VMIG1	3.98	9/04/07	3,100	3,100,000
Ser. U, F.S.A., F.R.D.D.	VMIG1	3.98	9/04/07	1,830	1,830,000
California St. Mun. Secs. Tr. Rcpts., Ser. SGA 119, G.O., F.G.I.C., F.R.D.D.	A-1+(d)	4.00	9/04/07	700	700,000

					6,810,000

New York 0.1%
Mun. Secs. Trust Cert. Rev., Ser. 2000-109, Class A Cert., F.R.D.D., 144A	VMIG1	4.00	9/04/07	600	600,000

Pennsylvania
Delaware River Port Auth. PA & NJ Rev., Mun. Secs. Tr. Rcpts., Ser SGA-89, F.S.A., F.R.D.D.	A-1+(d)	4.00	9/04/07	145	145,000

Washington
Clark Cnty. Pub. Util. Dist. No. 001, Generating Sys. Rev., Mun. Secs.Trust Rcpts., Ser. SGA-118, F.S.A., F.R.D.D.	A-1+(d)	4.00	9/04/07	200	200,000

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Total short-term investments (cost $10,505,000)					$10,505,000

Total Investments 102.9% (cost $765,439,692; Note 5)					777,979,503
Liabilities in excess of other assets (Note 1)(j)(k) (2.9)%					(21,770,990)

Net Assets 100.0%					$756,208,513

(a)	The following abbreviations are used in portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

A.C.A.—American Capital Access Corporation

A.C.A.-C.B.I.—A.C.A. Certificate of Bond Insurance

A.M.B.A.C.—American Municipal Bond Assurance Corporation

A.M.T.—Alternative Minimum Tax

B.P.O.—Bond Payment Obligations

C.A.B.S.—Capital Appreciation Bonds

CONNIE LEE—College Construction Loan Insurance Association

C.O.P.—Certificates of Participation

E.T.M.—Escrowed to Maturity

F.G.I.C.—Financial Guaranty Insurance Company

F.H.A.—Federal Housing Administration

F.H.L.M.C.—Federal Home Loan Mortgage Corporation

F.N.M.A.—Federal National Mortgage Association

F.R.D.D.—Floating Rate (Daily) Demand

F.S.A.—Financial Security Assurance

G.N.M.A.—Government National Mortgage Association

G.O.—General Obligation

I.B.C.—Insured Bond Certificates

IDB—Industrial Development Bond

M.B.I.A.—Municipal Bond Investors Assurance Company

NR—Not Rated by Moody’s or Standard and Poor’s ratings

PCR—Pollution Control Revenue

T.C.R.S.—Transferable Custodial Receipts

X.L.C.A.—XL Capital Assurance

(b)	All or partial escrowed to maturity and pre-refunded securities are secured by escrowed cash and/or U.S. guaranteed obligations.
(c)	Represents issuer in default of interest payments; non-income producing security.
(d)	Standard & Poor’s rating.
(e)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at August 31, 2007.
(f)	All or portion of security segregated as collateral for financial futures contracts.
(g)	Indicates a security that has been deemed illiquid.

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	33

Portfolio of Investments

as of August 31, 2007 continued

(h)	Represents all or partial amount utilized in the Municipal Tender Option Bond transactions. The aggregated principal amount of the inverse floaters and the floating rate notes (included in liabilities) are $24,120,000 and $30,810,000, respectively.
(i)	Indicates a security restricted to resale. The aggregate cost of such securities was $1,820,479. The aggregate value of $18 is approximately 0.0% of the net assets.
(j)	Includes $30,810,000 payable for the floating rate note issued.
(k)	Liabilities in excess of other assets include net unrealized depreciation on financial futures contracts as follows:

Open futures contracts outstanding as of August 31, 2007:

Number of Contracts	Types	Expiration Date	Value at August 31, 2007	Value at Trade Date	Unrealized Depreciation
	Long Positions:
29	U.S. Treasury 5 Yr Note	Dec. 07	$3,094,391	$3,097,844	$(3,453)
110	U.S. Treasury 2 Yr Note	Dec. 07	22,677,187	22,693,712	(16,525)

					$(19,978)

	Short Positions:
15	U.S. Treasury 10 Yr Note	Sept. 07	1,642,266	1,607,428	$(34,838)
297	U.S. Treasury 30 Yr Note	Dec. 07	33,134,063	33,075,497	(58,566)

					$(93,404)

					$(113,382)

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2007 were as follows:

Transportation	16.9%
General Obligation	16.2
Healthcare	14.5
Lease Backed Certificate of Participation	9.3
Education	9.0
Power	7.6
Special Tax/Assessment District	7.4
Water & Sewer	4.4
Corporate Backed IDB & PCR	4.3
Other	3.4
Housing	3.4
Tobacco	2.4
Pooled Financing	2.0
Short-Term Investments	1.4
Solid Waste/Resource Recovery	0.6
Tobacco Appropriated	0.1

102.9
Liabilities in excess of other assets	(2.9)

Net Assets	100.0%

Industry classification is subject to change.

See Notes to Financial Statements.

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Financial Statements

AUGUST 31, 2007	ANNUAL REPORT

Dryden National Municipals Fund, Inc.

Statement of Assets and Liabilities

as of August 31, 2007

Assets
Unaffiliated investments at value (cost $765,439,692)	$777,979,503
Cash	44,152
Interest receivable	10,721,374
Receivable for investments sold	949,303
Due from broker-variation margin	71,016
Receivable for Fund shares sold	13,973
Prepaid expenses	15,403

Total assets	789,794,724

Liabilities
Payable for floating rate notes issued	30,810,000
Interest expense and fees payable	708,393
Payable for Fund shares reacquired	646,237
Accrued expenses	410,264
Dividends payable	408,854
Management fee payable	305,500
Distribution fee payable	174,531
Deferred directors’ fees	73,432
Transfer agent fee payable	49,000

Total liabilities	33,586,211

Net Assets	$756,208,513

Net assets were comprised of:
Common stock, at par	$516,406
Paid-in capital in excess of par	741,187,349

741,703,755
Undistributed net investment income	393,926
Accumulated net realized gain on investments	1,684,403
Net unrealized appreciation on investments	12,426,429

Net assets, August 31, 2007	$756,208,513

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($693,818,247 ÷ 47,389,661 shares of common stock issued and outstanding)	$14.64
Maximum sales charge (4% of offering price)	.61

Maximum offering price to public	$15.25

Class B
Net asset value, offering price and redemption price per share ($46,404,891 ÷ 3,160,874 shares of common stock issued and outstanding)	$14.68

Class C
Net asset value, offering price and redemption price per share ($11,243,805 ÷ 765,984 shares of common stock issued and outstanding)	$14.68

Class Z
Net asset value, offering price and redemption price per share ($4,741,570 ÷ 324,092 shares of common stock issued and outstanding)	$14.63

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	37

Statement of Operations

	Eight Months Ended August 31, 2007	Year Ended December 31, 2006
Net Investment Income
Income
Interest	$26,482,582	$24,592,978

Expenses
Management fee	2,513,676	2,414,122
Distribution fee—Class A	1,215,199	1,166,442
Distribution fee—Class B	167,432	126,806
Distribution fee—Class C	59,252	29,133
Interest expense and fees	708,393	497,160
Transfer agent’s fee and expenses (including affiliated expense of $253,000 and $226,000, respectively)	340,000	325,000
Custodian’s fees and expenses	74,000	81,000
Registration fees	42,000	60,000
Reports to shareholders	38,000	85,000
Audit fee	27,000	24,000
Legal fees and expenses	27,000	35,000
Directors’ fees	17,000	19,000
Insurance	8,000	21,000
Miscellaneous	1,748	5,459

Total expenses	5,238,700	4,889,122

Net investment income	21,243,882	19,703,856

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	1,219,355	2,113,028
Financial futures transactions	459,857	(472,364)
Swap transactions	210,000	—

	1,889,212	1,640,664

Net change in unrealized appreciation (depreciation) on:
Investments	(25,759,922)	(1,123,945)
Financial futures contracts	(846,098)	1,185,469

	(26,606,020)	61,524

Net gain (loss) on investments	(24,716,808)	1,702,188

Net Increase (Decrease) In Net Assets Resulting From Operations	$(3,472,926)	$21,406,044

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Eight Months Ended	Year Ended December 31,
	August 31, 2007	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income	$21,243,882	$19,703,856	$20,809,303
Net realized gain on investments	1,889,212	1,640,664	2,951,311
Net change in unrealized appreciation (depreciation) on investments	(26,606,020)	61,524	(7,892,054)

Net increase (decrease) in net assets resulting from operations	(3,472,926)	21,406,044	15,868,560

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(19,375,383)	(18,340,387)	(19,342,671)
Class B	(1,250,595)	(934,711)	(1,189,557)
Class C	(275,528)	(133,679)	(131,024)
Class Z	(143,482)	(128,569)	(158,092)

	(21,044,988)	(19,537,346)	(20,821,344)

Distributions from net realized gains
Class A	(665,880)	(2,075,440)	(2,658,359)
Class B	(46,304)	(107,175)	(162,179)
Class C	(10,956)	(16,821)	(18,650)
Class Z	(4,662)	(13,314)	(19,119)

	(727,802)	(2,212,750)	(2,858,307)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	8,239,291	11,548,760	15,906,773
Net asset value of shares issued in connection with merger (Note 7)	—	383,224,932	—
Net asset value of shares issued in reinvestment of dividends and distributions	14,108,646	13,892,030	15,136,662
Cost of shares reacquired	(81,886,147)	(73,481,771)	(70,305,881)

Increase (decrease) in net assets from Fund share transactions	(59,538,210)	335,183,951	(39,262,446)

Total increase (decrease)	(84,783,926)	334,839,899	(47,073,537)

Net Assets
Beginning of period	840,992,439	506,152,540	553,226,077

End of period(a)	$756,208,513	$840,992,439	$506,152,540

(a) Includes undistributed net investment income of:	$393,926	$393,925	$353,860

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	39

Notes to Financial Statements

Dryden National Municipals Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes by investing substantially all of its total assets in carefully selected long-term municipal bonds of medium quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

The Fund’s fiscal year has changed from an annual reporting period that ends December 31 to one that ends August 31. This change should have no impact on the way the Fund is managed. Shareholders will receive future annual and semiannual reports on the new fiscal year-end schedule.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Directors’ approved fair valuation

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procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of August 31, 2007, there were no securities whose values were adjusted in accordance with procedures approved by the Board of Directors.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at current market quotations.

Interest Rate Swaps: The Fund may enter into interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Net interest payments/receipts are included in interest income in the Statement of Operations.

During the term of the swap, changes in the value of the swap are recorded as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. The Fund is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

Inverse Floaters: The Fund invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on

Dryden National Municipals Fund, Inc.	41

Notes to Financial Statements

continued

the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

Floating-Rate Notes Issued in Conjunction with Securities Held: The Fund invests in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Fund enters into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Fund transfers a fixed rate bond to a broker for cash. At the same time the Fund buys (receives) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Fund. The “trust” also issues floating rate notes (“floating rate notes”), which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Fund gives the Fund the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Fund thereby collapsing the trust. In accordance with FAS Statement No. 140, the Fund’s account for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Fund’s “Statement of Assets and Liabilities.”

The Fund’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to

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pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Written Options, financial future contracts and swap contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Fund at the end of the fiscal period may include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities are valued pursuant to the valuation procedures noted above.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment on sales of portfolio securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment

Dryden National Municipals Fund, Inc.	43

Notes to Financial Statements

continued

companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund expects to pay dividends of net investment income monthly and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .50% of the Fund’s average daily net assets up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million, .425% of the next $250 million, .40% of the next $250 million and .375% of the Fund’s average daily net assets in excess of $1.5 billion. The effective management fee rate was .47 of 1% for the eight-month period ended August 31, 2007.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s

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Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. For the eight-month period ended August 31, 2007, PIMS contractually agreed to limit such fees to .25 of 1% and .75 of 1% of the average daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Fund that it received approximately $62,600 in front-end sales charges resulting from sales of Class A shares, during the eight-month period ended August 31, 2007. From these fees, PIMS paid a substantial portion of such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PlMS has advised the Fund that for the eight-month period ended August 31, 2007, it received approximately $47,600 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.

PI, PIM and PIMS are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA which was renewed on October 27, 2006 provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The Fund pays a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. The SCA is in the process of being renewed through October 24, 2008. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the eight-month period ended August 31, 2007.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. The transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Dryden National Municipals Fund, Inc.	45

Notes to Financial Statements

continued

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of First Clearing, LLC (“First Clearing”), affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the eight-month period ended August 31, 2007 and the year ended December 31, 2006, the Fund incurred approximately $50,000 and $44,000, respectively, in total networking fees, of which $28,400 and $26,700, respectively, was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses on the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the eight-month period ended August 31, 2007, aggregated $201,511,946 and $271,571,192, respectively.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income and accumulated net realized gain on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investments.

For the eight-month period ended August 31, 2007, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investments by $198,893 primarily due to the difference in the treatment of accreting market discount between financial and tax reporting and the differences in accounting treatment between book and tax relating to municipal tender option bond transactions. Net investment income, net realized gains and net assets were not affected by this change.

For the eight-month period ended August 31, 2007, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $21,044,988 of tax-exempt income, $370,155 of taxable ordinary income and $357,647 of long-term capital gain.

For the fiscal years ended December 31, 2006 and 2005, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $19,537,346 and $20,794,456 of tax-exempt income, $239,509 and $703,189 of taxable ordinary income, and $1,973,241 and $2,182,006 of long-term capital gains, respectively.

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As of August 31, 2007, the components of distributable earnings on a tax basis were $876,212 of tax-exempt income and $1,071,013 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2007 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$734,129,686	$23,790,164	$10,750,347	$13,039,817

The differences between book and tax basis are primarily attributable to differences in the treatment of accreting market discount and municipal tender option bond transactions for book and tax purposes.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 4%. All investors who purchase Class A shares in an amount of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, if they sell these shares within 12 months of purchase, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are subject to a CDSC of 1% within 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of common stock, $.01 par value per share, authorized and divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

Dryden National Municipals Fund, Inc.	47

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Eight months ended August 31, 2007:
Shares sold	331,196	$4,943,606
Shares issued in reinvestment of dividends and distributions	868,150	12,939,726
Shares reacquired	(4,911,276)	(73,439,142)

Net increase (decrease) in shares outstanding before conversion	(3,711,930)	(55,555,810)
Shares issued upon conversion from Class B	198,694	2,969,728

Net increase (decrease) in shares outstanding	(3,513,236)	$(52,586,082)

Year ended December 31, 2006:
Shares sold	490,088	$7,804,055
Shares issued in connection with the mergers	22,306,557	337,766,998
Shares issued in reinvestment of dividends and distributions	864,075	13,027,032
Shares reacquired	(4,435,437)	(66,820,369)

Net increase (decrease) in shares outstanding before conversion	19,225,283	291,777,716
Shares issued upon conversion from Class B	364,062	5,501,668

Net increase (decrease) in shares outstanding	19,589,345	$297,279,384

Year ended December 31, 2005:
Shares sold	879,629	$13,411,701
Shares issued in reinvestment of dividends and distributions	924,385	14,061,634
Shares reacquired	(4,061,757)	(61,859,857)

Net increase (decrease) in shares outstanding before conversion	(2,257,743)	(34,386,522)
Shares issued upon conversion from Class B	358,614	5,459,799

Net increase (decrease) in shares outstanding	(1,899,129)	$(28,926,723)

Class B
Eight months ended August 31, 2007:
Shares sold	170,759	$2,558,580
Shares issued in reinvestment of dividends and distributions	56,273	841,150
Shares reacquired	(415,019)	(6,196,367)

Net increase (decrease) in shares outstanding before conversion	(187,987)	(2,796,637)
Shares reacquired upon conversion into Class A	(198,113)	(2,969,728)

Net increase (decrease) in shares outstanding	(386,100)	$(5,766,365)

Year ended December 31, 2006:
Shares sold	205,317	$2,888,247
Shares issued in connection with the mergers	2,205,400	33,760,673
Shares issued in reinvestment of dividends and distributions	41,106	621,574
Shares reacquired	(327,067)	(4,942,798)

Net increase (decrease) in shares outstanding before conversion	2,124,756	32,327,696
Shares reacquired upon conversion into Class A	(363,045)	(5,501,668)

Net increase (decrease) in shares outstanding	1,761,711	$26,826,028

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Class B	Shares	Amount
Year ended December 31, 2005:
Shares sold	105,478	$1,614,072
Shares issued in reinvestment of dividends and distributions	51,992	793,267
Shares reacquired	(377,197)	(5,766,389)

Net increase (decrease) in shares outstanding before conversion	(219,727)	(3,359,050)
Shares reacquired upon conversion into Class A	(357,620)	(5,459,799)

Net increase (decrease) in shares outstanding	(577,347)	$(8,818,849)

Class C
Eight months ended August 31, 2007:
Shares sold	44,537	$666,236
Shares issued in reinvestment of dividends and distributions	12,280	183,587
Shares reacquired	(99,451)	(1,485,442)

Net increase (decrease) in shares outstanding	(42,634)	$(635,619)

Year ended December 31, 2006:
Shares sold	40,786	$637,059
Shares issued in connection with the mergers	591,006	8,959,024
Shares issued in reinvestment of dividends and distributions	7,193	108,790
Shares reacquired	(60,465)	(915,496)

Net increase (decrease) in shares outstanding	578,520	$8,789,377

Year ended December 31, 2005:
Shares sold	33,408	$506,868
Shares issued in reinvestment of dividends and distributions	7,188	109,665
Shares reacquired	(87,986)	(1,341,258)

Net increase (decrease) in shares outstanding	(47,390)	$(724,725)

Class Z
Eight months ended August 31, 2007:
Shares sold	4,706	$70,869
Shares issued in reinvestment of dividends and distributions	9,677	144,183
Shares reacquired	(51,083)	(765,196)

Net increase (decrease) in shares outstanding	(36,700)	$(550,144)

Year ended December 31, 2006:
Shares sold	14,455	$219,399
Shares issued in connection with the mergers	180,809	2,738,237
Shares issued in reinvestment of dividends and distributions	8,936	134,634
Shares reacquired	(53,379)	(803,108)

Net increase (decrease) in shares outstanding	150,821	$2,289,162

Year ended December 31, 2005:
Shares sold	24,574	$374,132
Shares issued in reinvestment of dividends and distributions	11,313	172,096
Shares reacquired	(88,091)	(1,338,377)

Net increase (decrease) in shares outstanding	(52,204)	$(792,149)

Dryden National Municipals Fund, Inc.	49

Notes to Financial Statements

continued

Note 7. Reorganization

On December 15, 2006, Dryden National Municipals Fund, Inc. acquired all of the net assets of Dryden Municipal Series Fund/Florida Series, Dryden Municipal Series Fund/New Jersey Series, Dryden Municipal Series Fund/New York Series, and Dryden Municipal Series Fund/Pennsylvania Series, pursuant to a plan of reorganization approved by the Dryden Municipal Series Fund/Florida Series, Dryden Municipal Series Fund/New Jersey Series, Dryden Municipal Series Fund/New York Series, and Dryden Municipal Series Fund/Pennsylvania Series shareholders on October 13, 2006. The acquisition was accomplished by a tax-free exchange of Class A, Class B, Class C, and Class Z shares for the corresponding classes of Dryden Municipal Series Fund/Florida Series, Dryden Municipal Series Fund/New Jersey Series, Dryden Municipal Series Fund/New York Series, and Dryden Municipal Series Fund/Pennsylvania Series.

Merged Funds		Acquiring Fund
Dryden Municipal Series Fund/ Florida Series		Dryden National Municipals Fund, Inc.
Class	Shares	Class	Shares	Value
A	3,749,783	A	2,485,498	$37,661,008
B	352,189	B	232,806	3,537,489
C	258,265	C	170,711	2,593,951
Z	48,740	Z	32,333	489,611

Dryden Municipal Series Fund/ New Jersey Series		Dryden National Municipals Fund, Inc.
Class	Shares	Class	Shares	Value
A	8,685,484	A	6,111,073	$92,596,802
B	813,197	B	570,801	8,673,309
C	370,593	C	260,125	3,952,605
Z	73,595	Z	52,179	790,117

Dryden Municipal Series Fund/ New York Series		Dryden National Municipals Fund, Inc.
Class	Shares	Class	Shares	Value
A	10,693,560	A	7,924,509	$120,074,539
B	685,194	B	506,818	7,701,097
C	140,146	C	103,667	1,575,224
Z	129,598	Z	96,297	1,458,183

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Merged Funds		Acquiring Fund

Dryden Municipal Series Fund/ Pennsylvania Series		Dryden National Municipals Fund, Inc.
Class	Shares	Class	Shares	Value
A	8,804,566	A	5,785,477	$87,663,286
B	1,366,247	B	894,975	13,599,143
C	86,267	C	56,503	858,568

The aggregate net assets and unrealized appreciation of the Merged funds immediately before the acquisition were:

Merged Funds	Total Net Assets	Unrealized Appreciation
Dryden Municipal Series Fund/Florida Series	$44,282,059	$1,812,228
Dryden Municipal Series Fund/New Jersey Series	106,012,833	6,523,519
Dryden Municipal Series Fund/New York Series	130,809,043	6,571,304
Dryden Municipal Series Fund/Pennsylvania Series	102,120,997	2,479,386

	$383,224,932	$17,386,437

The aggregate net assets of Dryden National Municipals Fund, Inc. immediately before the acquisition was $468,305,884.

Note 8. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006, the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

Dryden National Municipals Fund, Inc.	51

Notes to Financial Statements

continued

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

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Financial Highlights

AUGUST 31, 2007	ANNUAL REPORT

Dryden National Municipals Fund, Inc.

Financial Highlights

	Class A
	Eight-Month Period Ended August 31, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$15.12

Income (Loss) from investment operations
Net investment income	.40
Net realized and unrealized gain (loss) on investment transactions	(.47)

Total from investment operations	(.07)

Less Dividends and Distributions
Dividends from net investment income	(.40)
Distributions from net realized gains	(.01)

Total dividends and distributions	(.41)

Net asset value, end of period	$14.64

Total Return(b):	(.47)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$693,818
Average net assets (000)	$730,108
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	.96	%(d)(e)
Expenses, excluding distribution and service (12b-1) fees	.71	%(d)(e)
Net investment income	4.02	%(e)
Portfolio turnover rate	24	%(f)

(a)	For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.
(b)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(d)	The expense ratio reflects the interest expense and fees related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is .83% and .87% and the expense ratio excluding 12b-1 and interest expense and fees is .58% and .62% for the eight-month period ended August 31, 2007 and the year ended December 31, 2006, respectively.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

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Class A
Year Ended December 31,
2006		2005	2004	2003	2002

$15.09		$15.32	$15.52	$15.82	$15.32

.59		.60	.59	.67	.75
.10		(.15)	.02	.05	.64

.69		.45	.61	.72	1.39

(.59)		(.60)	(.59)	(.67)	(.73)
(.07)		(.08)	(.22)	(.35)	(.16)

(.66)		(.68)	(.81)	(1.02)	(.89)

$15.12		$15.09	$15.32	$15.52	$15.82

4.68%		3.02%	4.11%	4.63%	9.27%

$769,525		$472,491	$508,667	$549,537	$595,874
$466,577		$492,151	$525,601	$570,837	$584,236

.97	%(d)	.87%	.86%	.87%	.87%
.72	%(d)	.62%	.61%	.62%	.62%
3.96%		3.93%	3.83%	4.22%	4.68%

45%		39%	49%	157%	97%

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	55

Financial Highlights

continued

	Class B
	Eight-Month Period Ended August 31, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$15.16

Income (Loss) from investment operations
Net investment income	.38
Net realized and unrealized gain (loss) on investment transactions	(.48)

Total from investment operations	(.10)

Less Dividends and Distributions
Dividends from net investment income	(.37)
Distributions from net realized gains	(.01)

Total dividends and distributions	(.38)

Net asset value, end of period	$14.68

Total Return(b):	(.62)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$46,405
Average net assets (000)	$50,297
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.21	%(c)(d)
Expenses, excluding distribution and service (12b-1) fees	.71	%(c)(d)
Net investment income	3.77	%(d)

(a)	For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.
(b)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(c)	The expense ratio reflects the interest expense and fees related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is 1.08% and 1.12% and the expense ratio excluding 12b-1 and interest expense and fees is .58% and .62% for the eight-month period ended August 31, 2007 and the year ended December 31, 2006, respectively.
(d)	Annualized.

See Notes to Financial Statements.

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Class B
Year Ended December 31,
2006		2005	2004	2003	2002

$15.13		$15.36	$15.56	$15.86	$15.36

.55		.56	.55	.63	.71
.10		(.15)	.02	.05	.64

.65		.41	.57	.68	1.35

(.55)		(.56)	(.55)	(.63)	(.69)
(.07)		(.08)	(.22)	(.35)	(.16)

(.62)		(.64)	(.77)	(.98)	(.85)

$15.16		$15.13	$15.36	$15.56	$15.86

4.42%		2.76%	3.85%	4.37%	8.99%

$53,763		$27,013	$36,285	$42,267	$47,612
$25,361		$32,345	$39,139	$45,147	$49,097

1.22	%(c)	1.12%	1.11%	1.12%	1.12%
.72	%(c)	.62%	.61%	.62%	.62%
3.72%		3.67%	3.58%	3.97%	4.43%

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	57

Financial Highlights

continued

	Class C
	Eight-Month Period Ended August 31, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$15.16

Income (Loss) from investment operations
Net investment income	.35
Net realized and unrealized gain (loss) on investment transactions	(.47)

Total from investment operations	(.12)

Less Dividends and Distributions
Dividends from net investment income	(.35)
Distributions from net realized gains	(.01)

Total dividends and distributions	(.36)

Net asset value, end of period	$14.68

Total Return(b):	(.74)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$11,244
Average net assets (000)	$11,867
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.46	%(d)(e)
Expenses, excluding distribution and service (12b-1) fees	.71	%(d)(e)
Net investment income	3.52	%(e)

(a)	For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.
(b)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.
(d)	The expense ratio reflects the interest expense and fees related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is 1.33% and 1.37% and the expense ratio excluding 12b-1 and interest expense and fees is .58% and .62% for the eight-month period ended August 31, 2007 and the year ended December 31, 2006, respectively.
(e)	Annualized.

See Notes to Financial Statements.

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Class C
Year Ended December 31,
2006		2005	2004	2003	2002

$15.13		$15.36	$15.56	$15.86	$15.36

.52		.52	.51	.59	.67
.10		(.15)	.02	.05	.64

.62		.37	.53	.64	1.31

(.52)		(.52)	(.51)	(.59)	(.65)
(.07)		(.08)	(.22)	(.35)	(.16)

(.59)		(.60)	(.73)	(.94)	(.81)

$15.16		$15.13	$15.36	$15.56	$15.86

4.16%		2.50%	3.59%	4.11%	8.71%

$12,255		$3,482	$4,261	$5,163	$6,107
$3,884		$3,822	$4,628	$5,792	$5,709

1.47	%(d)	1.37%	1.36%	1.37%	1.37%
.72	%(d)	.62%	.61%	.62%	.62%
3.49%		3.42%	3.33%	3.73%	4.17%

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	59

Financial Highlights

continued

	Class Z
	Eight-Month Period Ended August 31, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$15.11

Income (Loss) from investment operations
Net investment income	.43
Net realized and unrealized gain (loss) on investment transactions	(.48)

Total from investment operations	(.05)

Less Dividends and Distributions
Dividends from net investment income	(.42)
Distributions from net realized gains	(.01)

Total dividends and distributions	(.43)

Net asset value, end of period	$14.63

Total Return(b):	(.30)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$4,742
Average net assets (000)	$5,089
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.71	%(c)(d)
Expenses, excluding distribution and service (12b-1) fees	.71	%(c)(d)
Net investment income	4.27	%(d)

(a)	For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.
(b)	Total investment return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(c)	The expense ratio reflects the interest expense and fees related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is .58% and .62% and the expense ratio excluding 12b-1 and interest expense and fees is .58% and .62% for the eight-month period ended August 31, 2007 and the year ended December 31, 2006, respectively.
(d)	Annualized.

See Notes to Financial Statements.

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Class Z
Year Ended December 31,
2006		2005	2004	2003	2002

$15.08		$15.31	$15.51	$15.81	$15.32

.63		.64	.63	.71	.78
.10		(.15)	.02	.05	.64

.73		.49	.65	.76	1.42

(.63)		(.64)	(.63)	(.71)	(.77)
(.07)		(.08)	(.22)	(.35)	(.16)

(.70)		(.72)	(.85)	(1.06)	(.93)

$15.11		$15.08	$15.31	$15.51	$15.81

4.94%		3.27%	4.37%	4.90%	9.47%

$5,450		$3,166	$4,013	$4,221	$4,383
$3,139		$3,785	$4,064	$4,453	$3,314

.72	%(c)	.62%	.61%	.62%	.62%
.72	%(c)	.62%	.61%	.62%	.62%
4.13%		4.17%	4.08%	4.47%	4.91%

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	61

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Dryden National Municipals Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Dryden National Municipals Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2007, and the related statement of operations for the period ended August 31, 2007 and the year ended December 31, 2006, the statement of changes in net assets for the period ended August 31, 2007 and each of the years in the two-year period ended December 31, 2006 and the financial highlights for the period ended August 31, 2007 and each of years in the three-year period ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004 were audited by another independent registered public accounting firm, whose report dated February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2007, and the results of its operations for the period ended August 31, 2007 and the year ended December 31, 2006, the changes in its net assets for the period ended August 31, 2007 and each of the years in the two-year period ended December 31, 2006 and the financial highlights for the period ended August 31, 2007 and each of the years in the three-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 26, 2007

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s eight-month period ended August 31, 2007 as to the federal tax status of dividends and distributions paid by the Fund during such fiscal period.

During the eight-month period ended August 31, 2007, the Fund paid aggregate dividends and distributions as follows:

	Dividends and Distributions
	Class A	Class B	Class C	Class Z

Tax-Exempt Income	$0.3962	$0.3722	$0.3475	$0.4207
Short-Term Capital Gains*	0.0070	0.0070	0.0070	0.0070
Long-Term Capital Gains	0.0067	0.0067	0.0067	0.0067

	$0.4099	$0.3859	$0.3612	$0.4344

*	For federal income tax purposes, short-term capital gains distributions are taxable as ordinary income.

We wish to advise you that the corporate dividends received deduction for the Fund is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deductions.

The Fund designates 100% of the ordinary income dividends as interest related dividends under The American Jobs Creation Act of 2004.

In January 2008, you will be advised on IRS Form 1099 DIV and/or 1099 INT, if applicable, or substitute forms as to the federal tax status of the distributions received by you in calendar year 2007.

Dryden National Municipals Fund, Inc.	63

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Dryden National Municipals Fund, Inc. (the “Funds”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (55), Director since 2005(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (73), Director since 2003(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (73), Director since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68), Director since 2003(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64), Director since 1995(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001); Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

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Stephen G. Stoneburn (64), Director since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President since 1999 and Director since 1996(3) Oversees 140 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 1996(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (49), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Dryden National Municipals Fund, Inc.	65

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Timothy J. Knierim (48), Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49), Deputy Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (36), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43), Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Peter Parrella (49), Assistant Treasurer since 2007(3)

Principal occupations (last 5 years): Vice President (since 2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

66	Visit our website at www.jennisondryden.com

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Advanced Series Trust (formerly American Skandia Trust), and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Director and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden National Municipals Fund, Inc.	67

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/07
	One Year	Five Years	Ten Years	Since Inception
Class A	–2.77%	2.84%	4.15%	—
Class B	–3.80	3.25	4.30	—
Class C	–0.12	3.16	4.05	—
Class Z	1.54	3.92	N/A	4.37% (1/22/99)

Average Annual Total Returns (Without Sales Charges) as of 8/31/07
	One Year	Five Years	Ten Years	Since Inception
Class A	1.29%	3.68%	4.58%	—
Class B	1.04	3.41	4.30	—
Class C	0.85	3.16	4.05	—
Class Z	1.54	3.92	N/A	4.37% (1/22/99)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00%. Gross operating expenses: Class A, 1.01%; Class B, 1.21%; Class C, 1.71%; Class Z, 0.71%. Net operating expenses apply to: Class A, 0.96%; Class B, 1.21%; Class C, 1.46%; Class Z, 0.71%, after contractual reduction through 4/28/2008.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 years of returns.

The graph compares a $10,000 investment in the Dryden National Municipals Fund, Inc. (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1997) and the account values at the end of the current fiscal year (August 31, 2007) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden National Municipals Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon Corp.	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	P.O. Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden National Municipals Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden National Municipals Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PRNMX	PBHMX	PNMCX	N/A
CUSIP	262470107	262470206	262470305	262470404

MF104E    IFS-A139896    Ed. 10/2007

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer; the Registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The Registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The Registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal period January 1, 2007 through August 31, 2007 and fiscal year ended December 31, 2006, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $27,946 and $23,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal period January 1, 2007 through August 31, 2007, KPMG, the Registrant’s principal accountant, did not bill the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements. For the fiscal year ended December 31, 2006, KPMG, the Registrant’s principal accountant, did not bill the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal period January 1, 2007 through August 31, 2007 and fiscal year 2006. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal period January 1, 2007 through August 31, 2007 and fiscal year 2006 was $44,700 and $317,300, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the Registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden National Municipals Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date October 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date October 24, 2007

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date October 24, 2007

*	Print the name and title of each signing officer under his or her signature.